POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company, do hereby constitute and appoint Richard B. Cheney,  David

J. Lesar and Susan S.  Keith,  or any of them acting  alone,  my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments  which said attorneys or attorney may deem necessary or advisable to enable Halliburton  Company to comply with the Securities  Exchange Act of 1934,

as amended,  and all rules,  regulations and  requirements of the Securities and

Exchange  Commission in respect thereof, in connection with the filing of Annual

Reports on Form 10-K,  including  specifically,  but without limitation thereof,

power and  authority to sign my name as Director of  Halliburton  Company to the

Annual  Reports  on Form  10-K  required  to be filed  with the  Securities  and

Exchange  Commission for the year ended 1996 and for all subsequent  years until revoked by me or otherwise cancelled,  and to any instruments or documents filed as a part of or in  connection  therewith;  and I hereby  ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ R. J. Stegemeier
                                                 ----------------------
                                                 Richard J. Stegemeier

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company, do hereby constitute and appoint Richard B. Cheney,  David

J. Lesar and Susan S.  Keith,  or any of them acting  alone,  my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments  which said attorneys or attorney may deem necessary or advisable to enable Halliburton  Company to comply with the Securities  Exchange Act of 1934,

as amended,  and all rules,  regulations and  requirements of the Securities and

Exchange  Commission in respect thereof, in connection with the filing of Annual

Reports on Form 10-K,  including  specifically,  but without limitation thereof,

power and  authority to sign my name as Director of  Halliburton  Company to the

Annual  Reports  on Form  10-K  required  to be filed  with the  Securities  and

Exchange  Commission for the year ended 1996 and for all subsequent  years until revoked by me or otherwise cancelled,  and to any instruments or documents filed as a part of or in  connection  therewith;  and I hereby  ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ Anne L. Armstrong
                                                 -----------------------
                                                 Anne L. Armstrong

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company, do hereby constitute and appoint Richard B. Cheney,  David

J. Lesar and Susan S.  Keith,  or any of them acting  alone,  my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments  which said attorneys or attorney may deem necessary or advisable to enable Halliburton  Company to comply with the Securities  Exchange Act of 1934,

as amended,  and all rules,  regulations and  requirements of the Securities and

Exchange  Commission in respect thereof, in connection with the filing of Annual

Reports on Form 10-K,  including  specifically,  but without limitation thereof,

power and  authority to sign my name as Director of  Halliburton  Company to the

Annual  Reports  on Form  10-K  required  to be filed  with the  Securities  and

Exchange  Commission for the year ended 1996 and for all subsequent  years until revoked by me or otherwise cancelled,  and to any instruments or documents filed as a part of or in  connection  therewith;  and I hereby  ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ Clitheroe
                                                 ---------------
                                                 Lord Clitheroe

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company, do hereby constitute and appoint Richard B. Cheney,  David

J. Lesar and Susan S.  Keith,  or any of them acting  alone,  my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments  which said attorneys or attorney may deem necessary or advisable to enable Halliburton  Company to comply with the Securities  Exchange Act of 1934,

as amended,  and all rules,  regulations and  requirements of the Securities and

Exchange  Commission in respect thereof, in connection with the filing of Annual

Reports on Form 10-K,  including  specifically,  but without limitation thereof,

power and  authority to sign my name as Director of  Halliburton  Company to the

Annual  Reports  on Form  10-K  required  to be filed  with the  Securities  and

Exchange  Commission for the year ended 1996 and for all subsequent  years until revoked by me or otherwise cancelled,  and to any instruments or documents filed as a part of or in  connection  therewith;  and I hereby  ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ Robert L. Crandall
                                                 -------------------------
                                                 Robert L. Crandall

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company, do hereby constitute and appoint Richard B. Cheney,  David

J. Lesar and Susan S.  Keith,  or any of them acting  alone,  my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments  which said attorneys or attorney may deem necessary or advisable to enable Halliburton  Company to comply with the Securities  Exchange Act of 1934,

as amended,  and all rules,  regulations and  requirements of the Securities and

Exchange  Commission in respect thereof, in connection with the filing of Annual

Reports on Form 10-K,  including  specifically,  but without limitation thereof,

power and  authority to sign my name as Director of  Halliburton  Company to the

Annual  Reports  on Form  10-K  required  to be filed  with the  Securities  and

Exchange  Commission for the year ended 1996 and for all subsequent  years until revoked by me or otherwise cancelled,  and to any instruments or documents filed as a part of or in  connection  therewith;  and I hereby  ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ W. R. Howell
                                                 --------------------
                                                 W. R. Howell

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company, do hereby constitute and appoint Richard B. Cheney,  David

J. Lesar and Susan S.  Keith,  or any of them acting  alone,  my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments  which said attorneys or attorney may deem necessary or advisable to enable Halliburton  Company to comply with the Securities  Exchange Act of 1934,

as amended,  and all rules,  regulations and  requirements of the Securities and

Exchange  Commission in respect thereof, in connection with the filing of Annual

Reports on Form 10-K,  including  specifically,  but without limitation thereof,

power and  authority to sign my name as Director of  Halliburton  Company to the

Annual  Reports  on Form  10-K  required  to be filed  with the  Securities  and

Exchange  Commission for the year ended 1996 and for all subsequent  years until revoked by me or otherwise cancelled,  and to any instruments or documents filed as a part of or in  connection  therewith;  and I hereby  ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ Dale P. Jones
                                                 --------------------
                                                 Dale P. Jones

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company, do hereby constitute and appoint Richard B. Cheney,  David

J. Lesar and Susan S.  Keith,  or any of them acting  alone,  my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments  which said attorneys or attorney may deem necessary or advisable to enable Halliburton  Company to comply with the Securities  Exchange Act of 1934,

as amended,  and all rules,  regulations and  requirements of the Securities and

Exchange  Commission in respect thereof, in connection with the filing of Annual

Reports on Form 10-K,  including  specifically,  but without limitation thereof,

power and  authority to sign my name as Director of  Halliburton  Company to the

Annual  Reports  on Form  10-K  required  to be filed  with the  Securities  and

Exchange  Commission for the year ended 1996 and for all subsequent  years until revoked by me or otherwise cancelled,  and to any instruments or documents filed as a part of or in  connection  therewith;  and I hereby  ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ C. J. Silas
                                                 ------------------
                                                 C. J. Silas

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company, do hereby constitute and appoint Richard B. Cheney,  David

J. Lesar and Susan S.  Keith,  or any of them acting  alone,  my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments  which said attorneys or attorney may deem necessary or advisable to enable Halliburton  Company to comply with the Securities  Exchange Act of 1934,

as amended,  and all rules,  regulations and  requirements of the Securities and

Exchange  Commission in respect thereof, in connection with the filing of Annual

Reports on Form 10-K,  including  specifically,  but without limitation thereof,

power and  authority to sign my name as Director of  Halliburton  Company to the

Annual  Reports  on Form  10-K  required  to be filed  with the  Securities  and

Exchange  Commission for the year ended 1996 and for all subsequent  years until revoked by me or otherwise cancelled,  and to any instruments or documents filed as a part of or in  connection  therewith;  and I hereby  ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ Roger T. Staubach
                                                 ------------------------
                                                 Roger T. Staubach

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company, do hereby constitute and appoint Richard B. Cheney,  David

J. Lesar and Susan S.  Keith,  or any of them acting  alone,  my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments  which said attorneys or attorney may deem necessary or advisable to enable Halliburton  Company to comply with the Securities  Exchange Act of 1934,

as amended,  and all rules,  regulations and  requirements of the Securities and

Exchange  Commission in respect thereof, in connection with the filing of Annual

Reports on Form 10-K,  including  specifically,  but without limitation thereof,

power and  authority to sign my name as Director of  Halliburton  Company to the

Annual  Reports  on Form  10-K  required  to be filed  with the  Securities  and

Exchange  Commission for the year ended 1996 and for all subsequent  years until revoked by me or otherwise cancelled,  and to any instruments or documents filed as a part of or in  connection  therewith;  and I hereby  ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ E. L. Williamson
                                                 -----------------------
                                                 E. L. Williamson

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company,  do hereby constitute and appoint David J. Lesar and Susan

S. Keith, or any of them acting alone, my true and lawful attorneys or attorney,

to do any and all acts and things and execute any and all instruments which said attorneys  or attorney may deem  necessary  or  advisable to enable  Halliburton

Company to comply with the Securities Exchange Act of 1934, as amended,  and all rules, regulations and requirements of the Securities and Exchange Commission in respect  thereof,  in connection with the filing of Annual Reports on Form 10-K,

including  specifically,  but without limitation thereof, power and authority to sign my name as Director of  Halliburton  Company to the Annual  Reports on Form

10-K required to be filed with the  Securities  and Exchange  Commission for the year ended 1996 and for all  subsequent  years until  revoked by me or otherwise cancelled,  and  to any  instruments  or  documents  filed  as a  part  of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ Richard B. Cheney
                                                 -----------------------
                                                 Richard B. Cheney

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned,  a Director of

Halliburton  Company, do hereby constitute and appoint Richard B. Cheney,  David

J. Lesar and Susan S.  Keith,  or any of them acting  alone,  my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments  which said attorneys or attorney may deem necessary or advisable to enable Halliburton  Company to comply with the Securities  Exchange Act of 1934,

as amended,  and all rules,  regulations and  requirements of the Securities and

Exchange  Commission in respect thereof, in connection with the filing of Annual

Reports on Form 10-K,  including  specifically,  but without limitation thereof,

power and  authority to sign my name as Director of  Halliburton  Company to the

Annual  Reports  on Form  10-K  required  to be filed  with the  Securities  and

Exchange  Commission for the year ended 1996 and for all subsequent  years until revoked by me or otherwise cancelled,  and to any instruments or documents filed as a part of or in  connection  therewith;  and I hereby  ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

         IN TESTIMONY WHEREOF, witness my hand this 20th day of February, 1997.




                                                 /s/ Delano E. Lewis
                                                 ------------------------
                                                 Delano E. Lewis